Contract balances (Details) - INR (₨) ₨ in Thousands		Mar. 31, 2021	Mar. 31, 2020
Statement [Line Items]
Trade Receivables	[1]	₨ 8,520,118	₨ 9,631,400
Contract Assets – Unbilled Revenue		7,516	16,113
Contract liabilities – Deferred Income
Current contract liabilities		1,377,624	1,472,898
Non current contract liabilities		929,590	981,767
Total Contract liabilities – Deferred Income		₨ 2,307,213	₨ 2,454,664

[1]	Trade receivables as of March 31, 2021 and March 31, 2020 are stated net of allowance for doubtful receivables. The Group maintains an allowance for doubtful receivables based on expected credit loss model. The Group’s exposure to credit and currency risks and impairment losses related to trade and other receivables, excluding construction work in progress is disclosed in note 34.